UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 25, 2000

                      PROVIDENT BANK HOME EQUITY LOAN TRUST
            Home Equity Loan Asset-Backed Certs., Series 2000-1 Trust


New York (governing law of          333-02038
Pooling and Servicing Agreement)    (Commission    52-2232852
(State or other                     File Number)   IRS EIN
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 25, 2000 a distribution was made to holders of PROVIDENT BANK HOME EQUITY LOAN TRUST, Home Equity Loan Asset-Backed Certs., Series 2000-1 Trust.




  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Home Equity Loan Asset-Backed Certs., Series 2000-1 Trust, relating to the May
                                  25, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       PROVIDENT BANK HOME EQUITY LOAN TRUST
             Home Equity Loan Asset-Backed Certs., Series 2000-1 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri
 Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 6/7/2000


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Home Equity Loan
                Asset-Backed Certs., Series 2000-1 Trust, relating to the May 25, 2000 distribution.